UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
September 20, 2011

HOME PROPERTIES, INC.
(Exact name of Registrant as specified in its Charter)

MARYLAND	1-13136	16-1455126
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

850 Clinton Square, Rochester, New York 14604
 (Address of principal executive offices and internet site)

(585) 546-4900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01                      Entry into a Material Definitive Agreement

On September 20, 2011, Home Properties, Inc., a Maryland corporation (the “Company”), entered into an Underwriting Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated and the underwriters named therein (the “Underwriters”), a copy of which is filed herewith as Exhibit 1.1 and incorporated herein by reference (the “Underwriting Agreement”).  Pursuant to the Underwriting Agreement, the Company has agreed to sell to the Underwriters 6,000,000 shares of the Company’s common stock, par value $0.01 per share, at a public offering price of $58.50 per share, less an underwriting discount equal to $2.34 per share.  The Company also granted the Underwriters a 30-day option to purchase up to an additional 900,000 shares to cover overallotments, if any.

Pursuant to the Underwriting Agreement, subject to certain exceptions, the Company, its directors and its executive officers have agreed not to sell or otherwise dispose of any of the Company’s common stock held by them for a period ending 45 days after the date of the Underwriting Agreement without first obtaining the written consent of Merrill Lynch.

The Company expects to close the offering on September 23, 2011, subject to the satisfaction of closing conditions.

Nixon Peabody LLP, as counsel to the Company, has issued its opinion with respect to the legality of the shares of common stock issued pursuant to the Underwriting Agreement and with respect to certain U.S. federal income tax matters, which opinions are filed herewith and incorporated herein by reference as Exhibits 5.1 and 8.1, respectively.

Item 8.01                      Other Events.

On September 20, 2011, the Company issued a press release announcing the pricing of its previously announced common stock offering.  A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated September 20, 2011, between the Company and the Underwriters

5.1           Opinion of Nixon Peabody LLP

8.1           Tax Opinion of Nixon Peabody LLP

23.1           Consent of Nixon Peabody LLP (included in Exhibit 5.1 and 8.1)

99.1           Press Release dated September 20, 2011

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 20, 2011                                                      HOME PROPERTIES, INC.
        (Registrant)

By:           /s/ David P. Gardner
David P. Gardner
Executive Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated September 20, 2011, between the Company and the Underwriters
5.1	Opinion of Nixon Peabody LLP
8.1	Tax Opinion of Nixon Peabody LLP
23.1	Consent of Nixon Peabody LLP (included in Exhibit 5.1 and 8.1)
99.1	Press Release dated September 20, 2011